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                                                                    EXHIBIT 32.1


CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of QLT Inc. (the "COMPANY") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "FORM 10-Q"), I, Paul J. Hastings, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2003


                                        /s/ Paul J. Hastings
                                        -----------------------------------
                                        Paul J. Hastings
                                        President & Chief Executive Officer
                                        QLT Inc.






  A signed original of this written statement required by Section 906 has been provided to QLT and will be retained by QLT and furnished to the Securities and
                    Exchange Commission staff upon request.




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